Offerings - Offering: 1	Jan. 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Class A common stock, par value $0.0001 per share
Maximum Aggregate Offering Price	$ 100,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,810.00
Offering Note	(a) Includes shares of Class A common stock that may be issuable upon exercise of an option to purchase additional shares granted to the underwriters. (b) Estimated solely for the purposes of calculating the amount of the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended, based on an estimate of the proposed maximum aggregate offering price of the shares of Class A common stock to be sold by the Registrant.